Exhibit 99.1

47th Annual EEI Financial
Conference
November 2012
Exhibit 99.1

Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on UIL Holdings' expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity, gas and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of UIL Holdings' subsidiaries, The United Illuminating Company, The Southern Connecticut Gas Company, Connecticut Natural Gas Corporation and The Berkshire Gas Company. The foregoing and other factors are discussed and should be reviewed in UIL Holdings' most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and UIL Holdings undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

2

Note to Investors
James Torgerson
President and Chief Executive Officer
Richard Nicholas
Executive Vice President and Chief Financial Officer
For more information, contact:
Susan Allen - V.P. IR, 203.499.2409, Susan.Allen@uinet.com
Michelle Hanson - Mgr. IR, 203.499.2481, Michelle.Hanson@uinet.com

Today’s Topics
❑ Overview
 ▪ Corporate Structure
 ▪ Investment Highlights
 ▪ Hurricane Sandy Update
 ▪ CT Comprehensive Energy Strategy
❑ Updated Forecasts
 ▪ CapEx
 ▪ Average Rate Base
❑ Business Operations
 ▪ Gas Distribution
 ▪ Electric Transmission
 ▪ Electric Distribution
❑ Financials
❑ CT & MA State Regulatory
❑ Conclusion

Who We Are……
❑ Service territory: 335 sq
 miles
❑ ~320,000 customers
❑ Allowed Distribution ROE
 of 8.75%
❑ Earned ‘11 Transmission
 ROE (composite) of 12.4%
❑ 50% interest in GenConn
 Energy LLC
The United Illuminating
Company (UI)
UIL Holdings
Corporation
Service Area Key
SCG
CNG
UI
Berkshire
Overlapping Territory
❑ Service territory: 716 sq
 miles - Greater Hartford-
 New Britain & Greenwich
❑ ~160,000 customers
❑ 2,022 miles of mains with
 ~126,000 services
❑ Allowed ROE of 9.41%
 going forward
Connecticut Natural Gas
(CNG)
❑ Service territory: 738 sq
 miles in Western MA
 including Pittsfield and
 North Adams
❑ ~36,000 customers
❑ 744 miles of mains with
 ~31,000 services
❑ Allowed ROE of 10.50%
Berkshire Gas Company
(Berkshire)
❑ Service territory: 512 sq
 miles from Westport, CT
 to Old Saybrook, CT
❑ ~178,000 customers
❑ 2,281 miles of mains with
 ~133,000 services
❑ Allowed ROE of 9.36%
 going forward
Southern Connecticut Gas
(SCG)

UIL

ui

CNG

Southern Connecticut Gas
Service First!

berkshire gas

Why UIL……..
Pure-play
electric & gas
utilities
 ▪ Virtually 100% regulated
 ▪ Electric distribution & transmission and gas distribution utilities -
 complementary earnings patterns
 ▪ Earnings growth opportunities at both electric and gas operations
Financial
strategy
 ▪ Commitment to investment grade credit profile
 ▪ Consistent history of dividend payments
 ▪ Objective is to achieve allowed ROEs
 ▪ Focused on controlling costs
High probability
growth
 ▪ $3.5 billion 10-year capital expenditure program
 ▪ Natural gas expansion through customer conversions
 ▪ Growth opportunities in electric transmission and distribution

Hamden
North Branford
East Haven
Trumbull
Milford
Stratford
The United Illuminating Company

Recent Storm Update
Hurricane Sandy
❑ Approximately 280,000 customer outages
 ▪ Within 7 days of the storm ending, 99% of customers
 had power restored
❑ Preliminary cost estimate of approximately $35-
        $40M
 ▪ Approximately 40% capital & 60% O&M
 ú A regulatory asset has been established and expect
 to seek recovery of these costs in a future rate
 proceeding

Hurricane Sandy
Impact across UI service territory
Fairfield

❑ Governor Malloy and the Department of Energy & Environmental Protection (DEEP)
 issued a Draft of Connecticut’s CES on October 5th
 ▪ Document provides a foundation for informed policy, regulatory, and legislative decisions
❑ Covers all fuels in all sectors with a planning horizon out to the year 2050
❑ Five major priority areas are:
 ▪ Energy efficiency
 ▪ Electricity supply, including renewable power (may increase renewable standards)
 ▪ Industrial energy needs
 ▪ Transportation
 ▪ Natural Gas
❑ The draft includes the goal of making natural gas, a lower-cost option, available to more than
 250,000 additional residential customers and potentially up to 75% of businesses in Connecticut in the next seven years
❑ Draft also provides for effective financing tools for customers
❑ Timeline:
 ▪ Public hearings November 9-20
 ▪ Technical meetings November 14-28
 ▪ Written comments due on or before December 14th
 ▪ Final decision expected in early 2013
Comprehensive Energy Strategy (CES)

$M

	2012P	2013P	2014P	2015P	2016P	2017P	2018-2022P	Total 2013-2022P
Electric Distribution	$ 134	$ 123	$ 154	$ 167	$ 155	$ 153	$ 659	$ 1,411
Electric Transmission	49	55	78	110	73	36	230	582
Total UI	**183**	**178**	**232**	**277**	**228**	**189**	**889**	**1,993**
Gas Distribution	83	98	115	119	134	140	680	1,286
UIL Corporate	41	39	44	19	23	25	65	215
Total UIL Capital	**$ 307**	**$ 315**	**$ 390**	**$ 415**	**$ 386**	**$ 353**	**$ 1,633**	**$ 3,493**

10-yr Capex Forecast Update (2013-2022)

• Does not include potential to construct, own and operate up to 10MW of Class I renewable generation
• Does not include GenConn
Amounts may not add due to rounding
Identified projects with clear need & high probability
❑ Previous Forecast (‘12-’21) - $2.9B
❑ Gas, New Business ~ 120% increase, $308M to $680M
❑ System Hardening ~ $184M

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,887
$89 4%
$867 46%
$403 22%
$528
$2,101
$50 2%
$920 44%
$462 22%
$669 32%
$2,210
$11 1%
$922 42%
$493 22%
$783 35%
$2,381
$969 41%
$514 22%
$898 37%
$2,604
$1,037 40%
$561 22%
$1,005 38%
$2,857
$1,108 39%
$629 22%
$1,120 39%
$3,088
$1,184 38%
$677 22%
$1,228 40%
2011A
2012P
2013P
2014P
2015P
2016P
2017P
Electric Distribution
Electric Transmission
Gas Distribution
CTA

GenConn Rate Base Projections:

UI's 50% Share ($M)*	2012P	2013P	2014P	2015P	2016P	2017P
Avg. GenConn Rate Base	$180	$172	$163	$154	$146	$138
Avg. GenConn Equity Rate Base	$ 95	$ 91	$ 86	$ 81	$ 77	$ 73

** Per GenConn 2013 proposed revenue requirements filed in Docket No. 12-07-14*

Rate Base Forecast (2012-2017)
excluding GenConn Equity
$M
2012-2017
CAGR 8.0%
Gas
Distribution:
5.2%
Electric
Transmission:
7.9%
Electric
Distribution:
12.9%
Gas forecast includes 338 (H)(10) election
Amounts may not add due to rounding

Gas Distribution

Category	2013-2017P	2018-2022P	Total	Portion
Replacement & Reliability	$ 153	$ 155	$ 308	24%
New Business	289	391	680	53%
Meters & Regulators	81	85	166	13%
Other Distribution Plant	43	19	63	5%
Other Core, Support Functions	29	20	49	4%
Fleet	10	10	19	2%
Totals $M	**$ 606**	**$ 680**	**$ 1,286**	**100%**

24%
53%
13%
5%
4%
2%
Replacement & Reliability
New Business
Meters & Regulators
Other Distribution Plant
Other Core, Support Functions
Fleet

11

Gas Distribution Capex 2013-2022
❑ Previous ‘12-’21 forecast
 $961M
❑ Addresses replacement of
 cast iron & bare steel
❑ Significant increase in New
 Business
Amounts may not add due to rounding

As of Oct. '12, 61% ahead of 2011 customer conversions pace

Gas Conversions by Month 2011, 2012

1,800
1,600
1,400
1,200
1,000
800
600
400
Number of Customers
Jan
Feb
Mar
Apr
May
June
July
Aug
Sept
Oct
Nov
Dec
2011
2012 Actual
2012 Projected

Cumulative Gas Conversions 2011, 2012

12,400
10,400
8,400
6,400
4,400
2,400
400
Number of Customers
Jan
Feb
Mar
Apr
May
June
July
Aug
Sept
Oct
Nov
Dec
2011 Actual
2012 Actual
2012 Projected

Gas Conversions
❑ Converted 9,233 customers YTD Oct. ’12, compared to 5,740 YTD Oct. ‘11 - a 61% increase over the same period in ‘11
❑ 2011-2013 target is to convert 30,000-35,000 customers to gas heat
 ▪ 2013 goal is to convert approximately 12,200 customers
 ▪ 2012 goal is to convert approximately 10,200 customers
 ▪ Converted approximately 8,300 customers in 2011

Gas Conversions Forecast
❑ Potential customers
 ▪ The New England & CT regions have historically relied heavily on heating oil
 ▪ 66% customer penetration on gas mains
 ▪ Approximate number of non customers on gas mains ~154,900*
 ú Low use customers on existing mains ~38,000
❑ On target to reach goal of converting 30,000-35,000 customers from 2011-2013
❑ CES could enable conversion of approximately 55,000 customers from 2014-
 2016
 ▪ 2014 goal is to convert approximately 25% more customers than 2013 level
 ▪ CES draft provides support for:
 ú Statewide policy support to achieve 50% market penetration
 ú Effective financing tools for consumers
 ú Large system expansion projects are enabled
❑ Each new residential customer is anticipated to generate approximately $280-
 $315 of distribution net income annually

* Not including low use customers

Electric Transmission

Category	2013-2017P	2018-2022P	Total	Portion
Infrastructure Replacement	$ 73	$ 92	$ 165	28%
Systems & Business Operations	18	28	46	8%
Capacity	22	45	67	11%
Reliability	162	29	191	33%
Storm Preparedness	37	7	44	8%
Other Core, Support Functions	6	10	16	3%
NEEWS	33	20	53	9%
Totals ($M)	**$ 352**	**$ 230**	**$ 582**	**100%**

9%
3%
8%
28%
8%
11%
33%
Infrastructure Replacement
Systems & Business Operations
Capacity
Reliability
Storm Preparedness
Other Core, Support Functions
NEEWS

15

Electric Transmission Capex 2013-2022
❑ Previous ‘12-’21 forecast
 $571M
❑ CapEx spend for storm
 preparedness - system
 hardening
Amounts may not add due to rounding

Examples of Electric Transmission Projects

Shelton 115/13.8 kV
Substation
▪ Meets Greater
 Shelton area load
 growth
▪ In planning
▪ Planned in-service
 2014
~ $40M*
East Shore 115 kV
Substation Upgrades
▪ Addresses condition
 of infrastructure, short
 circuit capability and
 maintenance
▪ Phased upgrades in
 engineering and in-
 service
▪ Planned in-service
 2013
~ $25M*
Milford and Bridgeport
115kV Railroad Upgrades
*Dollars shown are rounded/approximate expected total project CapEx (generally including both spend to date and future expected spend); excluding AFUDC.
** Based on most recent information/estimate from NU
▪ Increases the capacity
 of the transmission
 lines
▪ Includes installing
 new transmission
 structures and line
 reconductoring
▪ Planned in-service
 2013-2016
~ $53M
New England East-West
Solution (NEEWS)
▪ UI participation in
 CL&P Project
▪ UI’s portion, greater of
 $60M**or 8.4% of costs
 for the CT portions
▪ Planned in-service
 2012-2016
~ $50M

FERC-Related Development
Challenge to Regional Transmission Base ROE:
❑ “206” complaint filed at FERC by multiple state governmental entities in September 2011
 ▪ Claiming that current approved base ROE on transmission investment of 11.14% is not just and reasonable
❑ FERC has set the matter for hearing
 ▪ The complainants’ direct case was filed on October 1, 2012 , recommending an ROE of 9.0%
 ▪ Respondents’ answer to the direct case is scheduled to be filed on November 20, 2012
 ▪ Hearing scheduled for May 2013, with an initial decision from the hearing judge scheduled for September
 2013
 ▪ In the event there is a reduction to the ROE, the order established a refund effective date of October 1, 2011
 ▪ FERC decision expected in 2014
Note: A 25 basis point change in the weighted-average ROE for UI’s transmission business would impact net income by approximately $0.6M annually

Electric Distribution

Category	2013-2017P		2018-2022P		Total		Portion
Infrastructure Replacement	$	258	$	266	$	525	37%
Systems & Business Operations		119		111		230	16%
Capacity & Reliability		135		159		294	21%
Storm Preparedness		129		10		140	10%
Other Core, Support Functions		110		113		223	16%
Totals ($M)	**$**	**752**	**$**	**659**	**$**	**1,411**	**100%**

16%
37%
10%
21%
16%
Infrastructure Replacement
Systems & Business Operations
Capacity & Reliability
Storm Preparedness
Other Core, Support Functions

Electric Distribution Capex 2013-2022

❑ Previous ‘12-’21 forecast
 $1.2B
❑ CapEx spend for storm
 preparedness - mainly
 system hardening
Amounts may not add due to rounding

Examples of Electric Distribution Projects

Distribution Transformer
Replacement Program
New Haven/East Haven
Load Relief Project
Bridgeport Fuel Cell
Energy Project
▪ Infrastructure program to
 replace transformers due to
 physical condition,
 capacity, or potentially
 high levels of PCBs
▪ In progress
▪ Annual program for 10
 years
~ $6M per year
▪ Provide circuit relief for
 areas of New Haven and
 East Haven through
 construction of
 underground path
▪ In progress
~ $11.5M
▪ Install 3 interconnections for
 15.5 MW Fuel Cell
 Generation Facility via 3
 dedicated underground
 express feeders
▪ In progress
~ $10M**
**Customer project that is partially reimbursable

Financials

$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
($10)
($20)
$43.3
$34.9
$23.4
$23.2
$17.9
$29.7
($9.8)
($9.4)
$74.8
$78.4
Electric distribution, CTA, GenConn & other
Electric transmission
Gas distribution
Corporate
Total Net Income

$1.60
$1.35
$1.10
$0.85
$0.60
$0.35
$0.10
($0.15)
($0.40)
$0.85
$0.69
$0.46
$0.46
$0.35
$0.58
($0.20)
($0.19)
$1.46
$1.54
Electric distribution, CTA, GenConn & other
Electric transmission
Gas distribution
Corporate
Total EPS
2012
2011

YTD 2012 Financial Results by Business
EPS
YTD ‘12 vs. YTD ‘11
Net Income
YTD ‘12 vs. YTD ‘11

Amounts may not add due to rounding

2012 Earnings Guidance
as of November 6, 2012

Category	Approximate Net Income[2]	EPS - diluted[3]
Electric distribution, CTA & other	$48 - $53	$0.95 - $1.05
Electric transmission	$28 - $33	$0.55 - $0.65
Total Electric[1]	**$79 - $86**	**$1.55 - $1.70**
Gas distribution	$33 - $38	$0.65 - $0.75
UIL Corporate	($14) - ($13)	($0.27) - ($0.25)
Total UIL[1]	**$102 - $109**	**$2.00 - $2.15**

[1] Expectations are not expected to be additive
[2] Rounded to the nearest million
[3] Assumes approximately 51.1 million average shares outstanding

❑ Reflects YTD 3Q ‘12 financial results
❑ ‘12 goal of converting 10,200 customers to natural gas heat
❑ Execution of capital expenditure plan at each of our regulated businesses
❑ Focused short-term O&M cost controls at each of our regulated businesses
❑ Assumes normal weather through the rest of ’12

2013 earnings
expectations will
be discussed on the
4Q ‘12 earnings call

CT & MA State Regulatory

State Regulatory Update
Connecticut
❑ Distribution Rate Case
 ▪ UI is evaluating timing of distribution rate case to reflect significant investments in distribution infrastructure

❑ Utility Company Storm Response
 ▪ Pursuant to CT legislation, PURA will review UI’s performance following Hurricane Sandy
❑ GenConn
 ▪ Filed a rate case request seeking approval of 2013 revenue requirements of $73.5M
 ▪ Decision expected by the end of the year
❑ Renewable Connections Program
 ▪ Reopened proceeding currently in progress

Massachusetts
❑ Mandated rate cases every 5 years for electric utilities and 10 years for natural gas LDCs

Conclusion

Why UIL……..
Pure-play
electric & gas
utilities
 ▪ Virtually 100% regulated
 ▪ Electric distribution & transmission and gas distribution utilities -
 complementary earnings patterns
 ▪ Earnings growth opportunities at both electric and gas operations
Financial
strategy
 ▪ Commitment to investment grade credit profile
 ▪ Consistent history of dividend payments
 ▪ Objective is to achieve allowed ROEs
 ▪ Focused on controlling costs
High probability
growth
 ▪ $3.5 billion 10-year capital expenditure program
 ▪ Natural gas expansion through customer conversions
 ▪ Growth opportunities in electric transmission and distribution

UIL

UIL HOLDINGS CORPORATION

ui

Southern Connecticut Gas
Service First!

CNG

berkshire gas

Questions?

Appendices

2012 Earnings Highlights
❑ 3Q ‘12 net income of $15.7M - 29% increase compared to 3Q ’11
❑ YTD ‘12 net income of $74.8M was below YTD ‘11 levels mainly due to warmer weather in the first six months of ‘12
❑ YTD ‘12 pre-tax earnings from UI’s equity investment in GenConn of $11.8M, compared to $8.2M YTD ‘11, an increase of $3.6M
 ▪ Middletown plant became fully operational in June ’11
❑ Continued progress on gas conversion growth initiative - on target to meet ‘12 goal
 ▪ Converted 61% more customers YTD Oct. ’12, compared to YTD Oct. ’11
❑ YTD ‘12 pre-tax income of $1.1M on deposits in NEEWS, no income recorded YTD
 ’11

$120
$100
$80
$60
$40
$20
$0
$7
$104
$42
$7
2012
2013
2014
UI Pollution Control Bonds
SCG, CNG & Berkshire

*Completed 2/1/12

$ Millions	9/30/2012
Cash	$15
Existing credit facilities*	$400
Borrowings under credit facility	($155)
Outstanding letters of credit	($4)
Available Liquidity	$256

Issuer	S&P	Moody's
UIL Holdings	BBB (Stable)	Baa3 (Stable)
United Illuminating	BBB (Stable)	Baa2 (Stable)
SCG	BBB (Stable)	Baa2 (Stable)
CNG	BBB (Stable)	Baa1 (Stable)
Berkshire	BBB (Stable)	Baa2 (Stable)

*Amounts may not add due to rounding.

31

Debt Maturities, Liquidity & Credit Ratings

 Evaluating the impact of DEEP’s
 Comprehensive Energy Strategy, PURA’s
 Renewable Generation Resources decision,
 current business plans and market conditions
 to determine potential timing and need for
 external equity
*
Available Liquidity
Debt Maturities ($M)
Credit Ratings
* UIL closed on an additional $100 million credit agreement on 10/31/12.

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$920
$66 7%
$451 49%
$403 44%
$922
$69 8%
$451 49%
$401 43%
$969
$74 8%
$476 49%
$419 43%
$1,037
$79 8%
$512 49%
$446 43%
$1,108
$81 8%
$546 49%
$480 43%
$1,184
$84 8%
$583 49%
$517 44%
2012P
2013P
2014P
2015P
2016P
2017P
CNG
SCG
BGC

Breakdown of Gas - Rate Base (2012-2017)

$M
Forecast includes 338 (H)(10) election
Amounts may not add due to rounding
2012-2017
CAGR 5.2%

$M

	2011A**	2012P	2013P	2014P	2015P	2016P	2017-2021P	Total 2012-2021P
Electric Distribution	$ 170	$ 133	$ 125	$ 110	$ 113	$ 109	$ 574	$ 1,164
Electric Transmission	$ 60	$ 67	$ 64	$ 55	$ 130	$ 86	$ 169	$ 571
Total UI	**$ 230**	**$ 200**	**$ 190**	**$ 165**	**$ 243**	**$ 195**	**$ 743**	**$ 1,735**
Gas Distribution	$ 61	$ 74	$ 85	$ 106	$ 103	$ 97	$ 495	$ 961
UIL Corporate	$ 24	$ 36	$ 30	$ 14	$ 10	$ 12	$ 60	$ 162
Total UIL Capital	**$ 315**	**$ 310**	**$ 305**	**$ 285**	**$ 356**	**$ 304**	**$ 1,298**	**$ 2,858**

Previous - UIL 2012-2021
Capital Expenditure Forecast
Does not include potential to construct, own and operate up to 10MW of Class I renewable generation.
** Not including GenConn
Amounts may not add due to rounding
❑ Identified projects with clear need
❑ Full 10-yr forecast for Gas Distribution CapEx
❑ IT-related shared services projects are in UIL Corporate

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$69
$867
$403
$616
$50
$882
$459
$671
$11
$913
$499
$813
$957
$532
$899
$1,002
$556
$976
$1,036
$654
$1,042
2011A
2012P
2013P
2014P
2015P
2016P
Electric Distribution
Electric Transmission
Gas Distribution
CTA

GenConn Rate Base Projections:

UI's 50% Share ($M)*	2011P	2012P	2013P	2014P	2015P	2016P
Avg. GenConn Rate Base	$ 147	$ 182	$ 173	$ 164	$ 156	$ 148
Avg. GenConn Equity Rate Base	$ 74	$ 93	$ 88	$ 83	$ 79	$ 75

* Per GenConn 2012 rate case final decision DN 11-07-12, used in order 1

Previous 2011-2016
Average Rate Base Forecast (excluding GenConn)
GenConn Equity Investments:
$M
Amounts may not add due to rounding.
2011-2016
CAGR 6.9%
Gas
Distribution:
3.6%
Electric
Transmission:
10.2%
Electric
Distribution:
11.1%
$2,062
$2,235
$2,388
$2,535
$2,731
1%
41%
22%
36%
40%
22%
38%
40%
22%
38%
38%
24%
38%
2%
43%
22%
33%
4%
42%
21%
33%
$1,956

Year	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Class I	5.0%	6.0%	7.0%	8.0%	9.0%	10.0%	11.0%	12.5%	14.0%	15.5%	17.0%	19.5%	20.0%
Class II	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
Class III	2.0%	3.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%
Total	10.0%	12.0%	14.0%	15.0%	16.0%	17.0%	18.0%	19.5%	21.0%	22.5%	24.0%	26.5%	27.0%

CT RPS
Connecticut RPS Requirements
(Percentage of Retail Load)
Class 1 resources include energy derived from solar, wind, fuel cell, methane gas from landfills, ocean thermal, wave, tidal, run-of-river hydropower (<5MW, began operation after July 1, 2003), sustainable biomass (NOx emission <0.075 lbs/MMBtu of heat input)
Class 2 resources include other biomass (NOx emission <0.2 lbs/MMBtu of heat input, began operation before July 1,
1998), small run-of-river hydroelectric (<5MW, began operation before July 1, 2003) and municipal solid waste trash-to-
energy facilities.

Class 3 include customer-sited combined heat and power (with operating efficiency >50% of facilities installed after
January 1, 2006), waste heat recovery systems (installed on or after April 1, 2007), electricity savings from conservation and load management programs (began on or after January 1, 2006)